                                                               Annual Report
[logo]                                                         for Year Ended
INVESTMENT MANAGEMENT                                          December 31, 1996




MFS(R) HIGH INCOME SERIES
A Series of MFS(R) Variable Insurance Trust


[Graphic Omitted]

MFS(R) HIGH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                                                            INVESTMENT ADVISER
A. Keith Brodkin*                                                   Massachusetts Financial Services Company
Chairman and President                                              500 Boylston Street
                                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                                        DISTRIBUTOR
(diversified holding company)                                       MFS Fund Distributors, Inc.
                                                                    500 Boylston Street
William R. Gutow                                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company                            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                                       MFS Service Center, Inc.
                                                                    P.O. Box 1400
PORTFOLIO MANAGER                                                   Boston, MA 02107-9906
Joan S. Batchelder*
                                                                    For additional information,
TREASURER                                                           contact your financial adviser.
W. Thomas London*
                                                                    CUSTODIAN
ASSISTANT TREASURER                                                 Investors Bank & Trust Company
James O. Yost*
                                                                    AUDITORS
SECRETARY                                                           Deloitte & Touche LLP
Stephen E. Cavan*
                                                                    WORLD WIDE WEB
ASSISTANT SECRETARY                                                 www.mfs.com
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Dear Contract Owner:

The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks like U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms, which should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing levels of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Board Chairman Alan Greenspan in late 1996 created some uncertainty over the Federal Reserve's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                  /s/ Joan S. Batchelder
    A. Keith Brodkin                      Joan S. Batchelder
    Chairman and President                Portfolio Manager

January 9, 1997

MFS(R) HIGH INCOME SERIES

For the 12 months ended December 31, 1996, the Series provided a total return of 11.80%. Our investment strategy is to seek companies which have improving credit quality and whose high-yield bonds offer attractive expected returns. We look for companies we regard as having successful management teams, leadership positions within their industries, consistent operating results, and reasonable leverage.

    The high-yield market was the best-performing fixed-income market in 1996. The economy was stronger than generally forecast, and most issuers fared well. Favorable technical factors reinforced these positive fundamentals. Continued inflows into high-yield mutual funds and increased purchases by crossover buyers, insurance companies, and pension plan sponsors all fueled demand for these securities. These favorable credit and technical factors caused the yield spread between high-yield and Treasury securities to narrow from 4.25 percentage points a year ago to 3.25 percentage points presently. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

    The Series' portfolio is overweighted in issues in the consumer products, general industrial, and telecommunications sectors. We have emphasized companies where we think credit quality will improve primarily due to either good growth potential (such as Revlon or Sprint Spectrum), or from being able to generate enough free cash flow to pay down debt (such as many of our industrial holdings). We have concentrated our holdings in the bonds of better-quality companies as we do not think investors are adequately compensated for the risk of lower-tier credits.

    The high-yield market's yield premium to Treasuries of 3.25 percentage points is near the narrow end of its historic range. However, we do not anticipate a downturn in the economy this year and, therefore, we believe that this 50% premium to yields available on Treasury securities is adequate compensation for the credit risk in today's market.

PORTFOLIO MANAGER'S PROFILE

Joan S. Batchelder is head of the MFS Fixed Income High Yield Department and has managed High Income Series since its inception in 1995. She first joined MFS in 1978 as an investment officer and was appointed Assistant Vice President - Investments in 1979, Vice President - Investments in 1980, and Senior Vice President in 1983. Ms. Batchelder is a graduate of Colorado College and also received a master's degree from the Maxwell School of Syracuse University. She is a Chartered Financial Analyst, a Director of the Boston Bond Analysts Society, a member of the Boston Securities Analyst Society, and a member of the Boston Economics Club.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS High Income Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from August 1, 1995 to December 31, 1996)

                 MFS                 Consumer         Lipper High Yield
          High Income Series    Price Index - U.S.     Bond Fund Index
          ------------------    ------------------     ---------------
 8/95         $10,000                $10,000               $10,000
12/95          10,525                 10,059                10,418
 3/96          10,658                 10,198                10,684
 6/96          10,831                 10,272                10,856
 9/96          11,435                 10,348                11,359
12/96          11,767                 10,420                11,736


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1996
                                                          1 Year        Life+
--------------------------------------------------------------------------------
MFS High Income Series                                   +11.80%     +12.00%
--------------------------------------------------------------------------------
Lipper High Yield Bond Fund Index**                      +12.66%     +11.97%
--------------------------------------------------------------------------------
Consumer Price Index*                                    + 3.56%     + 2.91%
--------------------------------------------------------------------------------
 +For the period from the commencement of investment operations, July 26, 1995 to December 31, 1996.
 *The Consumer Price Index is a popular measure of change in prices.
**Source: Lipper Analytical Services.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

Bonds - 89.2%
-----------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)        Value
-----------------------------------------------------------------------------
U.S. Bonds - 82.6%
  Aerospace - 0.8%
    BE Aerospace, 9.875s, 2006                            $  100  $   105,000
-----------------------------------------------------------------------------
  Airlines - 2.9%
    Airplanes Pass-Through Trust (GPA Group
      Lease), 10.875s, 2019                               $   75  $    82,730
    K & F Industries, 10.375s, 2004                          250      262,500
    MOOG, Inc., 10s, 2006                                     25       26,250
                                                                  -----------
                                                                  $   371,480
-----------------------------------------------------------------------------
  Automotive - 1.8%
    Harvard Industries, Inc., 11.125s, 2005               $   50  $    41,500
    Hayes Wheels International, Inc., 11s,
      2006                                                   100      109,125
    Lear Corp., 9.5s, 2006                                    75       80,437
                                                                  -----------
                                                                  $   231,062
-----------------------------------------------------------------------------
  Building - 6.2%
    American Standard Cos., Inc., 0s to 1998,
      10.5s to 2005                                       $   75  $    69,750
    Building Materials Corp., 0s to 1999,
      11.75s to 2004                                         361      312,265
    Building Materials Corp., 8.625s, 2006##                  10        9,875
    Nortek, Inc., 9.875s, 2004                               225      227,250
    Schuller International Group, Inc.,
      10.875s, 2004                                           50       55,625
    USG Corp., 9.25s, 2001                                   125      133,125
                                                                  -----------
                                                                  $   807,890
-----------------------------------------------------------------------------
  Chemicals - 1.0%
    NL Industries, Inc., 11.75s, 2003                     $   25  $    26,500
    UCC Investors Holdings, Inc., 10.5s, 2002                100      109,000
                                                                  -----------
                                                                  $   135,500
-----------------------------------------------------------------------------
  Consumer Goods and Services - 8.1%
    E & S Holdings Corp., 10.375s, 2006##                 $  250  $   261,875
    Genmar Holdings, 13.5s, 2001                              40       38,800
    Iron Mountain, Inc., 10.125s, 2006                       200      211,250
    Pierce Leahy Corp., 11.125s, 2006                         75       81,937
    Reeves Industries, Inc., 11s, 2002                        50       47,750
    Revlon Worldwide Corp., 0s, 1998                         200      172,000
    Westpoint Stevens, Inc., 9.375s, 2005                    225      231,750
                                                                  -----------
                                                                  $ 1,045,362
-----------------------------------------------------------------------------
  Containers - 5.7%
    Atlantis Group, Inc., 11s, 2003                       $   70  $    71,050
    Calmar, Inc., 11.5s, 2005                                100      103,500
    Gaylord Container Corp., 12.75s, 2005                    160      176,800
    Ivex Packaging Corp., 12.5s, 2002                         50       54,125
    Owens-Illinois, Inc., 11s, 2003                          250      278,125
    Plastic Containers, Inc., 10s, 2006##                     50       51,500
                                                                  -----------
                                                                  $   735,100
-----------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Alliant Techsystems, Inc., 11.75s, 2003               $   25  $    28,062
-------------------------------------------------------------------------------
  Electronics - 0.4%
    Clark-Schwebel, Inc., 10.5s, 2006                     $   50  $    53,000
-------------------------------------------------------------------------------
  Entertainment - 0.5%
    American Skiing Corp., 12s, 2006##                    $   25  $    26,313
    Marvel Holdings, Inc., 0s, 1998**                        265       39,750
                                                                  -----------
                                                                  $    66,063
-----------------------------------------------------------------------------
  Food and Beverage Products - 4.3%
    Delta Beverage Group, 9.75s, 2003##                   $   60  $    61,500
    Foodbrands America, Inc., 10.75s, 2006                   150      157,500
    Keebler Corp., 10.75s, 2006##                            100      109,250
    PMI Acquisition Corp., 10.25s, 2003                      220      226,600
                                                                  -----------
                                                                  $   554,850
-----------------------------------------------------------------------------
  Forest and Paper Products - 1.6%
    Pacific Lumber Co., 10.5s, 2003                       $   75  $    76,125
    U.S. Can Corp., 10.125s, 2006##                          125      130,938
                                                                  -----------
                                                                  $   207,063
-----------------------------------------------------------------------------
  Machinery - 2.0%
    AGCO Corp., 8.5s, 2006                                $   50  $    51,375
    Motors & Gears, Inc., 10.75s, 2006##                     200      206,000
                                                                  -----------
                                                                  $   257,375
-----------------------------------------------------------------------------
  Medical and Health Products - 0.4%
    Quest Diagnostic, Inc., 10.75s, 2006                  $   50  $    52,625
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.0%
    Quorum Health Group, Inc., 8.75s, 2005                $  100  $   102,500
    Tenet Healthcare Corp., 10.125s, 2005                    125      138,437
    Unilab Corp., 11s, 2006                                   25       16,875
                                                                  -----------
                                                                  $   257,812
-----------------------------------------------------------------------------
  Metals and Minerals - 1.8%
    Haynes International, Inc., 11.625s, 2004             $  200  $   211,000
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003            25       26,875
                                                                  -----------
                                                                  $   237,875
-----------------------------------------------------------------------------
  Oil Services - 1.4%
    Falcon Drilling Co., 8.875s, 2003                     $   25  $    25,500
    Mesa Operating Co., 10.625s, 2006                        125      135,625
    Noble Drilling Corp., 9.125s, 2006                        25       26,875
                                                                  -----------
                                                                  $   188,000
-----------------------------------------------------------------------------
  Printing and Publishing - 0.6%
    Day International Group, Inc., 11.125s, 2005          $   50  $    51,938
    Golden Books Publishing, Inc., 7.65s, 2002                25       22,375
                                                                  -----------
                                                                  $    74,313
-----------------------------------------------------------------------------
  Restaurants and Lodging - 4.4%
    Aztar Corp., 11s, 2002                                $   25  $    24,187
    Boomtown, Inc., 11.5s, 2003                               25       26,312
    Coast Hotels & Casino, 13s, 2002                          25       27,594
    Eldorado Resorts, 10.5s, 2006##                          100      105,750
    Grand Casinos, Inc., 10.125s, 2003                       150      150,750
    Griffin Gaming & Entertainment, 8.15s, 2000               50       49,000
    Harvey Casinos Resorts, 10.625s, 2006                     75       80,250
    Red Roof Inns, Inc., 9.625s, 2003                         70       70,000
    Santa Fe Hotel, Inc., 11s, 2000                           45       33,075
                                                                  -----------
                                                                  $   566,918
-----------------------------------------------------------------------------
  Special Products and Services - 14.4%
    AAF-McQuay, Inc., 8.875s, 2003                        $   25  $    25,063
    Buckeye Cellulose Corp., 8.5s, 2005                       40       40,100
    Fairfield Manufacturing, 11.375s, 2001                    75       78,375
    Howmet Corp., 10s, 2003                                  125      135,938
    IMO Industries, Inc., 11.75s, 2006                       245      225,400
    Idex Corp., 9.75s, 2002                                   25       26,125
    Interlake Corp., 12s, 2001                                50       53,500
    Interlake Corp., 12.125s, 2002                           175      181,125
    International Knife & Saw, 11.375s, 2006##               100      103,750
    Mettler-Toledo, Inc., 9.75s, 2006                        150      157,500
    Polymer Group, Inc., 12.25s, 2002                        212      231,610
    Synthetic Industries, Inc., 12.75s, 2002                 395      435,488
    Thermadyne Holdings Corp., 10.25s, 2002                  150      153,750
    Thermadyne Holdings Corp., 10.75s, 2003                   26       26,780
                                                                  -----------
                                                                  $ 1,874,504
-----------------------------------------------------------------------------
  Steel - 4.3%
    AK Steel Corp., 9.125s, 2006##                        $   50  $    51,000
    Carbide/Graphite Group, Inc., 11.5s, 2003                 25       27,125
    Jorgensen, (Earle M.) Co., 10.75s, 2000                   70       71,400
    Kaiser Aluminum & Chemical Corp.,
      9.875s, 2002                                            25       25,625
    WCI Steel, Inc., 10s, 2004##                             375      380,625
                                                                  -----------
                                                                  $   555,775
-----------------------------------------------------------------------------
  Stores - 2.1%
    Finlay Enterprises, Inc., 0s to 1998, 12s to 2005     $  275  $   235,125
    Parisian, Inc., 9.875s, 2003                              38       38,380
                                                                  -----------
                                                                  $   273,505
-----------------------------------------------------------------------------
  Supermarkets - 2.9%
    Dominick's Finer Foods, Inc., 10.875s, 2005           $   50  $    55,375
    Fleming Cos., Inc., 10.625s, 2001                         10       10,150
    Grand Union Co., 12s, 2004                                75       79,125
    Jitney-Jungle Stores, 12s, 2006                           30       31,725
    Pathmark Stores, Inc., 9.625s, 2003                       75       71,813
    Ralph's Grocery Co., 10.45s, 2004                         75       79,781
    Smith's Food & Drug Co., 11.25s, 2007                     50       55,250
                                                                  -----------
                                                                  $   383,219
-----------------------------------------------------------------------------
  Telecommunications - 12.0%
    American Radio Systems Corp., 9s, 2006                $   50  $    49,000
    Charter Communications, 11.25s, 2006                      25       26,125
    Echostar Communications Corp., 0s to 1999,
      12.875s, 2004                                          100       75,500
    Echostar Communications Corp., 0s to 2000,
      13.125s, to 2004                                        50       41,375
    ICG Holdings, Inc., 0s to 2001, 12.5s
      to 2006                                                 50       32,625
    Jones Intercable, Inc., 10.5s, 2008                      100      107,750
    K-III Communications Corp., 10.625s, 2002                 40       42,000
    Lenfest Communications, 10.5s, 2006                      100      105,000
    MFS Communications Co., Inc., 0s to 2001,
      8.875s to 2006                                         100       72,750
    Marcus Cable Operating Co., 0s to 1999,
      13.5s to 2004                                          200      164,000
    Mobile Telecom Technology Corp.,
      13.5s, 2002                                             25       25,000
    Mobilemedia Communications Corp., 0s to
      1998, 10.5s to 2003                                     40        8,400
    Mobilemedia Corp., 9.375s, 2007**                        100       27,000
    Paging Network, Inc., 8.875s, 2006                        50       47,625
    Park Broadcasting, Inc., 11.75s, 2004                    150      176,250
    Sprint Spectrum, 11s, 2006                               250      270,000
    Sygnet Wireless, Inc., 11.5s, 2006                       100      103,000
    Teleport Communications, 0s to 2001,
      11.125s to 2007                                        200      137,000
    Western Wireless Corp., 10.5s, 2007                       50       51,875
                                                                  -----------
                                                                  $ 1,562,275
-----------------------------------------------------------------------------
  Transportation - 0.4%
    Moran Transportation Co., 11.75s, 2004                $   50  $    54,000
-----------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    El Paso Electric Co., 8.9s, 2006                      $   50  $    52,125
-----------------------------------------------------------------------------
Total U.S. Bonds                                                  $10,730,753
-----------------------------------------------------------------------------
Foreign Bonds - 6.6%
  Canada - 2.6%
    Algoma Steel, Inc., 12.375s, 2005 (Steel)   CAD           25  $    27,000
    CHC Helicopter Corp., 11.5s, 2002
      (Aerospace)                                             75       76,969
    Gulf Canada Resources Ltd., 9.25s, 2004
      (Oils)                                                  90       95,175
    International Semi-Tech Microelectronics,
      Inc., 0s to 2000,
      11.5s to 2003 (Consumer Goods and
      Services)                                               50       32,250
    Rogers Cablesystems Ltd., 10.125s, 2012
      (Telecommunications)                                    50       51,875
    Rogers Cantel, Inc., 9.375s, 2008
      (Cellular Telephones)                                   50       52,500
                                                                  -----------
                                                                  $   335,769
-----------------------------------------------------------------------------
  Luxembourg - 0.8%
    Millicom International Cellular
      Communications, 0s to 2001,
      13.5s, to 2006 (Cellular Telephones)      BEF          175  $   108,500
-------------------------------------------------------------------------------
  United Kingdom - 3.2%
    Bell Cablemedia PLC, 0s to 2000, 11.875s,
      2005 (Telecommunications)                 GBP           50  $    40,125
    Colt Telecom Group, 0s to 1997, 12s to
      2006 (Telecommunications)                              500      297,500
    Diamond Cable Communications PLC, 0s to
      2005, 11.75s to 2005
      (Telecommunications)                                    10        7,200
    Newsquest Capital, 11s, 2006
      (Telecommunications)##                                  25       25,500
    Videotron Holdings PLC, 0s to 2005, 11s to
      2005 (Telecommunications)                               50       40,250
                                                                  -----------
                                                                  $   410,575
-----------------------------------------------------------------------------
Total Foreign Bonds                                               $   854,844
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $11,317,019)                        $11,585,597
-----------------------------------------------------------------------------

Preferred Stocks - 3.0%
-----------------------------------------------------------------------------
Issuer                                                    Shares        Value
-----------------------------------------------------------------------------
  Cablevision Systems Corp., 11.125s, 2008,
    "L" (Telecommunications)                               1,623  $   141,599
  Renaissance Cosmetics, 14s (Consumer Goods
    and Services)+                                           100      101,000
  Supermarkets General Holdings Corp., $3.52
    Exch., 2007 (Supermarkets)*                            1,500       38,250
  Time-Warner, Inc., 10.25s, "K"
    (Entertainment)                                          104      112,840
-----------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $385,297)                $   393,689
-----------------------------------------------------------------------------
Short-Term Obligations - 7.1%
-----------------------------------------------------------------------------
                                                Principal Amount
                                                   (000 Omitted)
-----------------------------------------------------------------------------
  Student Loan Marketing Assn., due 1/02/97,
    at Amortized Cost                                     $  920  $   919,680
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $12,621,996)                  $12,898,966
Other Assets, less Liabilities - 0.7%                                  95,157
-----------------------------------------------------------------------------
Net Assets - 100.0%                                               $12,994,123
-----------------------------------------------------------------------------
 *Non-income producing security.
**Non-income producing security - in default.
##SEC Rule 144A restriction.
 +Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

BEF = Belgian Francs      CAD = Canadian Dollars      GBP = British Pounds

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $12,621,996)           $12,898,966
  Cash                                                                 9,008
  Receivable for Series shares sold                                   58,016
  Interest receivable                                                265,860
  Receivable from investment adviser                                  21,617
  Deferred organization expenses                                       6,556
  Other assets                                                            23
                                                                 -----------
      Total assets                                               $13,260,046
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $     3,202
  Payable for investments purchased                                  235,279
  Payable to affiliate for management fee                                764
  Accrued expenses and other liabilities                              26,678
                                                                 -----------
      Total liabilities                                          $   265,923
                                                                 -----------
Net assets                                                       $12,994,123
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $12,704,316
  Unrealized appreciation on investments                             276,970
  Accumulated net realized loss on investments                          (158)
  Accumulated undistributed net investment income                     12,995
                                                                 -----------
      Total                                                      $12,994,123
                                                                 ===========
Shares of beneficial interest outstanding                         1,195,325
                                                                  =========
Net asset value per share
  (net assets of $12,994,123 / 1,195,325 shares of beneficial
  interest outstanding)                                             $10.87
                                                                    ======

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
Year Ended December 31, 1996
-------------------------------------------------------------------------------
Net investment income:
    Interest income                                                    $683,617
                                                                       --------
  Expenses -
    Management fee                                                     $ 56,169
    Trustees' compensation                                                2,033
    Shareholder servicing agent fee                                       2,591
    Auditing fees                                                        24,256
    Printing                                                             21,241
    Custodian fee                                                         6,576
    Amortization of organization expenses                                 1,842
    Legal fees                                                            1,402
    Miscellaneous                                                         4,788
                                                                       --------
      Total expenses                                                   $120,898
    Fees paid indirectly                                                   (714)
    Reduction of expenses by investment adviser                         (45,293)
                                                                       --------
      Net expenses                                                     $ 74,891
                                                                       --------
        Net investment income                                          $608,726
                                                                       --------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on net investment
    transactions                                                       $116,891
                                                                       --------
  Change in unrealized appreciation on investments                     $248,395
                                                                       --------
    Net realized and unrealized gain on investments                    $365,286
                                                                       --------
      Increase in net assets from operations                           $974,012
                                                                       ========

See notes to financial statements

Statements of Changes in Net Assets
-------------------------------------------------------------------------------
                                               Year Ended          Period Ended
                                        December 31, 1996    December 31, 1995*
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                        $   608,726          $   43,562
  Net realized gain (loss) on investments          116,891              (2,558)
  Net unrealized gain on investments               248,395              28,575
                                               -----------          ----------
    Increase in net assets from operations     $   974,012          $   69,579
                                               -----------          ----------
Distributions declared to shareholders -
  From net investment income                   $  (596,086)         $  (43,207)
  From net realized gain on investments           (114,491)            --
                                               -----------          ----------
      Total distributions declared to
        shareholders                           $  (710,577)         $  (43,207)
                                               -----------          ----------
Series share (principal) transactions -
  Net proceeds from sale of shares             $18,788,696          $2,003,297
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                  710,575              43,207
  Cost of shares reacquired                     (8,715,074)           (134,985)
                                               -----------          ----------
    Increase in net assets from Series
      share transactions                       $10,784,197          $1,911,519
                                               -----------          ----------
      Total increase in net assets             $11,047,632          $1,937,891
Net assets:
  At beginning of period                         1,946,491               8,600
                                               -----------          ----------

  At end of period (including accumulated
    undistributed net investment income of
    $12,995 and  $355, respectively)           $12,994,123          $1,946,491
                                               ===========          ==========

*For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------
                                            Year Ended           Period Ended
                                     December 31, 1996     December 31, 1995*
-------------------------------------------------------------------------------
Per share data (for a share
  outstanding throughout each period):
Net asset value - beginning of period          $ 10.29                $10.00
                                               -------                ------
Income from investment operations# -
  Net investment income(S)                     $  0.89                $ 0.34
  Net realized and unrealized gain on
    investments                                   0.32                  0.18
                                               -------                ------
    Total from investment operations           $  1.21                $ 0.52
                                               -------                ------
Less distributions declared to
  shareholders -
  From net investment income                   $ (0.53)               $(0.23)
  From net realized gain on investments          (0.10)                -
                                               -------                ------
    Total distributions declared to
      shareholders                             $ (0.63)               $(0.23)
                                               -------                ------
Net asset value - end of period                $ 10.87                $10.29
                                               =======                ======
Total return                                    11.80%                 5.25%++
Ratios (to average net assets)
  /Supplemental data(S):
  Expenses                                       1.00%                 1.00%+
  Net investment income                          8.18%                 8.17%+
Portfolio turnover                                135%                   32%
Net assets at end of period
  (000 omitted)                                $12,994                $1,946

  * For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
(S) The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:
  Net investment income                        $ 0.82                 $ 0.20
  Ratios (to average net assets):
    Expenses                                    1.62%                  4.38%+
    Net investment income                       7.56%                  4.82%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS High Income Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were 11 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $63,140, including $45,293 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations were as follows:

                                                         Purchases        Sales
-------------------------------------------------------------------------------
U.S. government securities                             $   121,784  $   120,726
                                                       ===========  ===========
Investments (non-U.S. government securities)           $18,931,803  $ 9,235,031
                                                       ===========  ===========
The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $12,621,966
                                                                    ===========
Gross unrealized appreciation                                       $   518,789
Gross unrealized depreciation                                          (241,819)
                                                                    -----------
  Net unrealized appreciation                                       $   276,970
                                                                    ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                             Year Ended                Period Ended
                                             December 31, 1996         December 31, 1995*
                                             -----------------------   ---------------------
                                                Shares        Amount    Shares        Amount
--------------------------------------------------------------------------------------------
Shares sold                                  1,753,000   $18,788,696   197,072   $2,003,297
Shares issued to shareholders in
 reinvestment of distributions                  65,370       710,575     4,211       43,207
Shares reacquired                             (812,190)   (8,715,074)  (12,998)    (134,985)
                                             ---------   -----------   -------   ----------
  Net increase                               1,006,180   $10,784,197   188,285   $1,911,519
                                             =========   ===========   =======   ==========

*For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $99.

(7) Restricted Securities
The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1996, the Series owned the following restricted security (constituting 0.8% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Series does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                   Date of
Description                        Acquisition    Shares     Cost       Value
--------------------------------------------------------------------------------
Renaissance Cosmetics, 14s         8/08/96        100        $100,000   $101,000
                                                                        ========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS High Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Series (the Series) (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from July 26, 1995 (commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Income Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                     VHI-2/97 7M